                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 3, 2000

                               USA EDUCATION, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

  DELAWARE                     File No. 001-13251         52-2013874

(State or other             (Commission File Number)   (IRS Employer
jurisdiction of                                         Identification Number)
 incorporation)


                 11600 Sallie Mae Drive, Reston, Virginia 20153
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)


     Registrant's telephone number, including area code:       (703) 810-3000
                                                               --------------


                                 Not Applicable
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

         On October 3, 2000, USA Education, Inc. consummated the issuance of $500,000,000 of Senior Notes due September 16, 2002.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired:

                  Not applicable.

         (b)      Pro Form Financial Information:

                  Not applicable.

         (c)      Exhibits:

                  1.1 Underwriting Agreement, dated as of September 28, 2000, between USA Education, Inc. and Goldman, Sachs & Co. and Salomon Smith Barney Inc., as representatives of the underwriters;

                  1.4 Pricing Agreement, dated September 28, 2000, between USA Education, Inc. and Goldman, Sachs & Co. and Salomon Smith Barney Inc., as representatives of the underwriters;

                  4.1 Indenture, dated as of October 1, 2000, between USA Education, Inc. and The Chase Manhattan Bank, as trustee;

                  4.1.1 First Supplemental Indenture, dated as of October 3, 2000, between USA Education, Inc. and The Chase Manhattan Bank, as trustee; and

                  4.1.2 Global Certificates for $500,000,000 of Senior Notes Due 2002.


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





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   USA Education, INC.



                                   By: ______________________________
                                       Name:  John F. Remondi
                                       Title:  Senior Vice President & Treasurer


Dated: October 5, 2000

                               USA EDUCATION, INC.

                                    Form 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION
1.1           Underwriting agreement, dated as of September 28, 2000, between
              USA Education, Inc. and Goldman, Sachs & Co. and Salomon Smith
              Barney Inc., as representatives of the underwriters;


1.4           Pricing agreement, dated September 28, 2000, between USA
              Education, Inc. and Goldman, Sachs & Co. and Salomon Smith Barney
              Inc., as representatives of the underwriters;


4.1           Indenture, dated as of October 1, 2000, between USA Education,
              Inc. and The Chase Manhattan Bank, as trustee;


4.1.1 First Supplemental Indenture, dated as of October 3, 2000, between USA Education, Inc. and The Chase Manhattan Bank, as trustee; and


4.1.2         Global Certificates for $500,000,000 of Senior Notes Due 2002.


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